Property, Plant and Equipment, Net	12 Months Ended
Jun. 30, 2024
Property, Plant and Equipment, Net [Abstract]
Property, Plant and Equipment, Net

Note 6 – Property, plant and equipment, net

Property, plant and equipment consist of the following:

	June 30, 2024	June 30, 2023

Office equipment	$39,602	$39,602
Less: Accumulated depreciation	(35,775)	(22,574)
Property, plant and equipment, net	$3,827	$17,028

Depreciation expenses were $13,201, $13,200, and $1,445,573 for the years ended June 30, 2024, 2023 and 2022.

During the year ended June 30, 2022, the Company disposed all of its performance equipment which resulted in a gain on disposal of $94,984. Due to the epidemic has resulted in quarantines and travel and event restrictions throughout the world, the Company did not successfully host any live concerts since 2020. As a result, the Company decided to dispose its performance equipment by utilizing the cash to be realized from the equipment disposal as operating cash flows.